Exhibit 99.1

Synaptics Completes Acquisition of DSP Group and Updates Current Guidance

SAN JOSE, Calif., December 2, 2021 – Synaptics Incorporated (Nasdaq: SYNA) today announced that it has completed the acquisition of DSP Group, a leading global provider of voice processing and wireless chipset solutions, for an aggregate purchase price of approximately $549 million in cash. The acquisition, which was previously announced on August 30, 2021, combines the two companies with leading AI, voice processing, and wireless technologies that collectively enable a variety of smart connected devices.

“We are very excited to welcome the talented DSP Group team to our company,” said Michael Hurlston, President and CEO of Synaptics. “DSP Group’s capabilities in SmartVoice and low power AI align well with our long-term vision of embedding more intelligence in connected devices at the edge of a network. Further, the addition of DSP Group’s ULE wireless technology and VOIP processing solutions enhances our ability to both cross-sell and deliver differentiated solutions to our combined customer base. “

Synaptics financed the transaction with the proceeds from a new 7-year $600 million senior secured term loan issued under its existing credit facility, having an initial interest rate of LIBOR + 2.25% and subject to a 25-basis-point margin step-down based on total gross leverage.

Business Outlook Update

As previously announced, Synaptics expects the acquisition to be immediately accretive to its non-GAAP EPS. Synaptics is updating its guidance for the second quarter of fiscal 2022 to include DSP Group’s contribution and now expects:

	Prior Guidance	Updated Guidance
Revenue	$390M to $420M	$410M to $430M
Non-GAAP Gross Margin	58.5 percent to 59.5 percent	58.5 percent to 59.5 percent*
Non-GAAP Operating Expense	$90M to $93M	$96M to $98M*
Non-GAAP EPS†	$2.90 to $3.20	$3.00 to $3.20*

†	Estimated 41 million fully diluted shares.

*

Our prior guidance, on both a GAAP and non-GAAP basis, did not reflect the potential impact of the DSP Group acquisition, which had not been completed as of the date the prior guidance was given. The company has not provided the most directly comparable GAAP measures in its updated guidance and is unable to give a GAAP reconciliation of this guidance because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount or timing of certain charges that are adjusted when calculating the above non-GAAP financial metrics, including without limitation those related to purchase accounting adjustments, restructuring charges, and other charges in connection with the DSP Group acquisition. These adjustments are uncertain, depend on various factors that are beyond our control, and could have a material impact on, in each case, the most directly comparable GAAP financial measure. For a reconciliation of our prior guidance to the most directly comparable GAAP measures, please see the information contained under the headings “Business Outlook” in the press release dated November 4, 2021, posted in the investor relations section of the company’s website at http://investor.synaptics.com.

About Synaptics Incorporated:

Synaptics (Nasdaq: SYNA) is changing the way humans engage with connected devices and data, engineering exceptional experiences throughout the home, at work, in the car, and on the go. Synaptics is the partner of choice for the world’s most innovative intelligent system providers who are integrating multiple experiential technologies into platforms that make our digital lives more productive, insightful, secure, and enjoyable. These customers combine Synaptics’ differentiated technologies in touch, display, and biometrics with a new generation of advanced connectivity and AI-enhanced video, vision, audio, speech, and security processing. Follow Synaptics on LinkedIn, Twitter, and Facebook, or visit www.synaptics.com.

Synaptics and the Synaptics logo are trademarks of Synaptics in the United States and/or other countries. All other marks are the property of their respective owners.

Use of Non-GAAP Financial Information

In evaluating its business, Synaptics considers and uses Non-GAAP Net Income, including on a per-share basis as Non-GAAP EPS, and components of Non-GAAP Net Income, such as Non-GAAP Gross Margin and Non-GAAP Operating Expenses. We define Non-GAAP Net Income as net income excluding share-based compensation, acquisition-related costs, and certain other non-cash or recurring and non-recurring items the company does not believe are indicative of its core operating performance as a supplemental measure of operating performance, including amortization of prepaid development costs, restructuring costs, non-cash amortization of debt discount and issuance costs, loss on extinguishment of debt, equity investment loss and non-GAAP tax adjustments. Non-GAAP Net Income is not a measurement of the company’s financial performance under GAAP and should not be considered an alternative to GAAP net income. The company presents Non-GAAP Net Income and its components because it considers them important supplemental measures of its performance since they facilitate operating performance comparisons from period to period by eliminating potential differences in net income caused by the existence and timing of share-based compensation charges, acquisition-related costs, and certain other non-cash or recurring and non-recurring items. Non-GAAP Net Income has limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP net income. The principal limitations of this measure are that it does not reflect the company’s actual expenses and may thus have the effect of inflating its net income and net income per share as compared to its operating results reported under GAAP. For a more detailed discussion of these adjustments, please see the information contained under the heading “Use of Non-GAAP Financial Information” in the press release dated November 4, 2021, posted in the investor relations section of Synaptics website at http://investor.synaptics.com.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance, and business, including our expectations regarding the potential impacts on our business of the COVID-19 pandemic, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risk that our business, results of operations, and financial condition and prospects may be materially and adversely affected by the COVID-19 pandemic and that significant uncertainties remain related to the impact of COVID-19 on our business operations and future results, including our second quarter fiscal 2022 business outlook; global supply chain disruptions and component shortages that are currently affecting the semiconductor industry as a whole; the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein); and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements.

Investor Contact:

Munjal Shah

Head of Investor Relations

+1-408-518-7639

munjal.shah@synaptics.com

Media Contact:

Sarah Siripoke

+1-408-656-2020

sarah.siripoke@synaptics.com

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